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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT

The companies listed below are directly or indirectly owned by Software AG
Systems, Inc. and are included in its consolidated financial statements.
Software AG Americas, Inc. and Systems Software I, Inc. are wholly owned subsidiaries of Software AG Systems, Inc. Argenta, Inc., Insight Consulting,
Inc., Software AG Insurance Solutions, Inc., Software AG Professional Services,
Inc., Software A.G. Venezolana, C.A. and Software AG FSC, Inc. are wholly owned subsidiaries of Software AG Americas, Inc. Software AG Systems, Inc. and
Software AG Americas, Inc. jointly own all of the issued and outstanding stock of SAG Systems (Canada) Holdings Ltd. and Software AG Americas, Latin America
Operations S.A. de C.V. Software AG Systems (Canada) Inc. is a wholly owned subsidiary of SAG Systems (Canada) Holdings Ltd. Software AG of Canada Inc. is a wholly owned subsidiary of Software AG Systems (Canada) Inc.

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
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                  NAME                           JURISDICTION OF INCORPORATION
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
     Software AG Americas, Inc.                Commonwealth of Virginia
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     Systems Software I, Inc.                  State of Delaware
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     Argenta, Inc.                             Commonwealth of Virginia
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     Insight Consulting, Inc.                  Commonwealth of Virginia
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     Software AG Insurance Solutions, Inc.     Commonwealth of Virginia
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     Software AG Professional                  Commonwealth of Virginia
        Services, Inc.
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     Software AG Americas, Latin America       Mexico
     Operations S.A.de C.V.
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     Software A.G. Venezolana, C.A.            Venezuela
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     SAG Systems (Canada)                      Canada
        Holdings Ltd.
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     Software AG Systems (Canada) Inc.         Canada
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     Software AG of Canada Inc.                Canada
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     Software AG FSC, Inc.                     Virgin Islands
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